UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2012

Capital Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

_____________________________________

North Dakota	000-25958	45-0404061
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Main Street North Minot, North Dakota
(Address of principal executive offices)

701-837-9600
(Registrant's telephone number)
______________________________________

(Former name or former address, if changed since last report)

Copy of all Communications to:
Richard W. Jones, Esq.
Baugh, Dalton, Jones & Haley, P.C.
115 Perimeter Center Place, Suite 170
Atlanta, Georgia  30346
Phone: 770.804.0500
Fax: 770.804-0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2012, the Board of the Company appointed Ms. Elizabeth Redding to fill the position of Chief Financial Officer and Treasurer.

Ms. Redding  served as the general manager of Spicy Pie a restaurant, located in  Fargo, ND from 2009 to 2010. From 2010 to 2011 Ms Redding served as an administrative assistant at Capital Financial Services, Inc., a broker dealer located in Minot, ND. From 2010 to 2011 Ms. Redding served as  a commission/accounting specialist,  for Capital Financial Services, Inc; a subsidiary of the Company.  From 2011 to 2012 Ms. Redding served as a  loan officer for  Northern Tier Federal Credit Union, located in Velva, ND. From 2012 to the present Ms. Redding serves as Treasurer of the Velva Association of Commerce,  a local organization located in Velva, ND. In 2010  Ms  Redding received a  B.S. Degree in Business Management from  Minot State University, Minot, ND.

Item 9.01	Financial Statements and Exhibits.

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Financial Holdings, Inc.
Dated: 03/29/2012	By:	/s/ John Carlson
	Name:	John Carlson
	Title:	President

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